UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: December 12, 2007
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                        (Date of earliest event reported)

                                  ABIOMED, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                                   04-2743260
(State or other Jurisdiction                (IRS Employer Identification Number)
      of Incorporation)

                                     0-20584
                            (Commission File Number)

                              22 Cherry Hill Drive
                                Danvers, MA 01923
          (Address of Principal Executive Offices, including Zip Code)

                                 (978) 646-1400
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 7.01   Regulation FD Disclosure.

On December 12, 2007, we issued a press release announcing a strategic investment in WorldHeart Corporation. A copy of the press release is set forth as Exhibit 99.1 and is incorporated herein by reference. The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)       Exhibits.
Exhibit                                     Description
-------  -----------------------------------------------------------------------
99.1     Press release dated December 12, 2007.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 Abiomed, Inc.

                                               By: /s/   Daniel J. Sutherby
                                                         ------------------
                                                         Daniel J. Sutherby
                                                         Chief Financial Officer

Date:  December 12, 2007

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                                  Exhibit Index


Exhibit Number        Description
--------------        ----------------------------------------------------------

   99.1               Press release dated December 12, 2007.